SHORT-TERM BORROWINGS AND LONG-TERM LOAN (Short-Term Loans Outstanding) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Property plant and equipment, Land use right	¥ 64,950	$ 9,447	¥ 50,000	¥ 60,000
Guarantee company	0	0	0	3,300
Loans outstanding	¥ 64,950	$ 9,447	¥ 50,000	¥ 63,300